                                  EX.99.B.4.19

                                        A

                         NORTHERN LIFE INSURANCE COMPANY
                                 A Stock Company

Home Office:                                       ReliaStar Service Center:
1501 4th Avenue, Suite 1000                                    P.O. Box 5050
Seattle, WA 98101-3620                        Minot, North Dakota 58702-5050


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                      RIGHT TO EXAMINE AND CANCEL CONTRACT

You may cancel this contract by giving written notice of cancellation to Northern Life Insurance Company, P.O. Box 5050, Minot, ND 58702-5050. You may also give notice to the agent from whom you bought the contract. You must also return the contract before midnight of the tenth day after the date you receive the contract. As soon as you return it, we will consider it void from the start. When these conditions are met, we will refund the Contract Value as of the next Valuation Date after receiving your request. However, if applicable law so requires, the full amount of any Purchase Payments we receive will be refunded.
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                                     NOTICE
ANNUITY PAYOUTS AND CONTRACT VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND MAY INCREASE OR DECREASE IN VALUE BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT.

This contract is a legal contract between you and Northern Life Insurance Company. READ YOUR CONTRACT CAREFULLY.

We will make Fixed and/or Variable Annuity Payouts subject to the terms of this contract. You may change the Start Date, the annuity payout option, or both, as shown in the contract.


If you die while this contract is in force, we will pay the death benefit when we receive written notice of your death.

Your rights under this contract cannot be forfeited.

We issue this contract in consideration of the attached application and the payment of Purchase Payments according to the terms of this contract.

The provisions on the following pages are a part of this contract.


ASD                                            AS
         Secretary                                      President


                 INDIVIDUAL DEFERRED RETIREMENT ANNUITY CONTRACT
                                Nonparticipating
                       VARIABLE AND/OR FIXED ACCUMULATION
                  VARIABLE AND/OR FIXED DOLLAR ANNUITY PAYOUTS




Form No. 13079 7-99
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TABLE OF CONTENTS
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                                                                   PAGE

     Section 1         Definitions                                    3
     Section 2         The Contract                                   5
     Section 3         Purchase Payments                              5
     Section 4         Fixed Account                                  6
     Section 5         Variable Account                               8
     Section 6         Reallocations of Contract Value               13
     Section 7         Withdrawals                                   15
     Section 8         Annuity Benefits                              16
     Section 9         General Provisions                            22
     Section 10        Payments at Death                             24
     Section 11        Amendment and Disclaimer                      27
     Section 12        Termination                                   28
     Section 13        If your Contract is an IRA                    28




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Additional benefits, if any, are listed on the Contract Data Page(s).
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Form No. 13079 7-99
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                               CONTRACT DATA PAGE
                         INDIVIDUAL DEFERRED retirement
                                ANNUITY CONTRACT



PURCHASE PAYMENTS:
         Minimum Initial Purchase Payment                         $25,000.00
         Minimum Subsequent Purchase Payment                       $5,000.00

Purchase Payments are allocated to the Fixed Account and Separate Account One (Variable Account) as shown below unless changed as provided in this contract:


VARIABLE ACCOUNT
Sub-Accounts                                             Initial Allocation
Northstar Galaxy Trust
         Emerging Growth Portfolio                                       0%
         Research Enhanced Index Portfolio                               0%
         Growth + Value Portfolio                                        0%
         High Yield Bond Portfolio                                       0%
         International Value Portfolio                                   0%
Fidelity Variable Insurance Products Fund
         VIP Money Market Portfolio                                      0%
         VIP Growth Portfolio                                            0%
         VIP Equity-Income Portfolio                                     0%
Fidelity Variable Insurance Products Fund II
         VIP II Investment Grade Bond Portfolio                          0%
         VIP II Asset Manager: Growth Portfolio                          0%
         VIP II Index 500 Portfolio                                      0%
         VIP II Contrafund Portfolio                                     0%
Fidelity Variable Insurance Products Fund III
         VIP III Growth Opportunities Portfolio                          0%
The Alger American Fund
         Alger American Small Capitalization Portfolio                   0%
         Alger American Growth Portfolio                                 0%
         Alger American MidCap Growth Portfolio                          0%
         Alger American Leveraged AllCap Portfolio                       0%
Janus Aspen Series
         Aggressive Growth Portfolio                                     0%
         Growth Portfolio                                                0%
         International Growth Portfolio                                  0%
         Worldwide Growth Portfolio                                      0%




                          OWNER:     John Doe
                          OWNER:     Jane Doe
                     ISSUE DATE:     December 1, 1999
                   CONTRACT NO.:     VA00123456
                      ANNUITANT:     Billy Doe
                      ANNUITANT:     Nancy Doe



Form No. 13079 7-99                                                       PAGE A

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                               CONTRACT DATA PAGE
                         INDIVIDUAL DEFERRED retirement
                                ANNUITY CONTRACT




Sub-Accounts (Continued)                                      Initial Allocation
OCC Accumulation Trust
         Managed Portfolio                                                    0%
         Small Cap Portfolio                                                  0%
         Equity Portfolio                                                     0%
         Global Equity Portfolio                                              0%
Neuberger Berman Advisers Management Trust
         Partners Portfolio                                                   0%
         Limited Maturity Bond Portfolio                                      0%
         Socially Responsive Portfolio                                        0%

FIXED ACCOUNT
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         Fixed Account A                                                      0%
         Fixed Account C                                                      0%
         -----------------------------------------------------------------------
         Total Allocation                                                   100%

    OTHER CHARGES:
         Mortality Risk Charge:   .85% of the daily net asset value
         Expense Risk Charge:     .40% of the daily net asset value
         Administrative Charge:   .15% of the daily net asset value
         Product Charge:          .15% of average daily Variable Account
                                  Contract Value (charged monthly)
         Annual Contract Charge:  $30




















                             OWNER:     John Doe
                             OWNER:     Jane Doe
                        ISSUE DATE:     December 1, 1999
                      CONTRACT NO.:     VA00123456
                         ANNUITANT:     Billy Doe
                         ANNUITANT:     Nancy Doe




Form No. 13079 7-99                                                       PAGE B

SECTION 1         DEFINITIONS
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ACCUMULATION  UNIT                          A unit of measure used to determine
                                            the Variable Account Contract Value.

ANNUITANT(S)                                You are the Annuitant(s) unless you
                                            designate someone else to be the
                                            Annuitant(s).

ANNUITY PAYOUT DATE                         The first business day of any
                                            calendar month in which a Fixed or
                                            Variable Annuity Payout is made
                                            under the contract.

ANNUITY UNIT                                A unit of measure used to determine
                                            the amount of a Variable Annuity
                                            Payout after the first annuity
                                            payout.

BENEFICIARY                                 The person(s) named by you to
                                            receive any payments after your
                                            death.

CODE                                        The Federal Internal Revenue Code of
                                            1986 (IRC), as amended.

CONTINGENT BENEFICIARY                      The person(s) you name to become the
                                            Beneficiary if the Beneficiary dies.

CONTRACT ANNIVERSARY                        The same day and month as the Issue
                                            Date each year that this contract
                                            remains in force.

CONTRACT EARNINGS                           On any Valuation Date, the Contract
                                            Value,

                                            1.       Plus the aggregate Purchase
                                                     Payments withdrawn up to
                                                     that date,

                                            2.       Less the aggregate Purchase
                                                     Payments made up to that
                                                     date.

CONTRACT VALUE                              The sum of the Fixed Account
                                            Contract Value (as defined in
                                            Section 4D),

                                            1.       Plus the Variable Account
                                                     Contract Value (as defined
                                                     in Section 5D) on a
                                                     Valuation Date,

                                            2.       Less prior withdrawals,

                                            3.       Less applicable taxes, and

                                            4.       Plus all interest earned.

CONTRACT YEAR                               Each 12-month period starting with
                                            the Issue Date and each Contract
                                            Anniversary after that.

FIXED ACCOUNT                               One or more accounts under
                                            this contract that guarantee both
                                            principal and interest. The Fixed
                                            Accounts are held in our General
                                            Account. We have complete ownership
                                            and control of the assets in the
                                            General Account.

FIXED ANNUITY PAYOUT                        A series of periodic payments to the
                                            Payee which do not vary in amount.
                                            The principal and interest amounts
                                            are guaranteed. These payments are
                                            made from the General Account.



Form No. 13079 7-99                                                            3
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SECTION 1         DEFINITIONS (CONTINUED)
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FUND                                        Any open-end management investment
                                            company (or portfolio thereof) or
                                            any unit investment trust (or series
                                            thereof) listed on the Contract Data
                                            Page(s) on the Issue Date or
                                            thereafter made available.

GENERAL ACCOUNT                             Our assets other than those
                                            allocated to the Variable Account or
                                            any other separate account.

HOME OFFICE                                 Northern Life Insurance
                                            Company at our home office in
                                            Seattle, Washington, or our
                                            administrative office in Minot,
                                            North Dakota.

IRREVOCABLE BENEFICIARY                     The Irrevocable Beneficiary cannot
                                            be removed as Beneficiary without
                                            his or her consent.

                                            The Irrevocable Beneficiary must
                                            also consent to any full or partial
                                            withdrawal, or ownership change,
                                            that the Owner wishes to make.

OWNER(S)(YOU, YOUR)                         The person(s) named on the
                                            Application and the Contract Data
                                            Page(s) to hold this contract and to
                                            exercise all rights and privileges
                                            under it.

                                            The first Owner listed on the
                                            Contract Data Page will be the
                                            person designated to receive all
                                            correspondence, notices and forms we
                                            are required to send out under the
                                            Code.

                                            Any Owners own the contract equally.
                                            Any request that affects the
                                            contract must be signed by both the
                                            Owners.

PAYEE                                       The person to receive payments under
                                            a Fixed or Variable Annuity Payout.

PURCHASE PAYMENTS                           These include periodic, single lump
                                            sum, rollover, and transfer payments
                                            paid to us on your behalf, less
                                            applicable premium taxes, if any, as
                                            required by law.

START DATE                                  The date on which the entire
                                            Contract Value is used to purchase a
                                            Fixed and/or Variable Annuity
                                            Payout. Unless you tell us otherwise
                                            in writing, the Start Date will be
                                            the first day of the month in which
                                            the Annuitant reaches age 85.

                                            If the Start Date is earlier than
                                            the date on which you reach age 59
                                            1/2, you may be subject to tax
                                            penalties unless you meet a
                                            permitted exception.

SUB-ACCOUNT                                 A subdivision of the Variable
                                            Account.

                                            Each Sub-Account's assets are
                                            invested exclusively in one of the
                                            Funds.

                                            The Sub-Accounts available on the
                                            Issue Date and the percentage of
                                            Purchase Payments you have allocated
                                            to each Sub-Account on the Issue
                                            Date are shown on the Contract Data
                                            Page(s).

                                            Other Sub-Accounts may be available
                                            after the Issue Date.



Form No. 13079 7-99                                                            4
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SECTION 1         DEFINITIONS (CONTINUED)
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VALUATION DATE                              Each day on which the New York Stock
                                            Exchange (NYSE) is open for
                                            business, except for a day that a
                                            Sub-Account's corresponding Fund
                                            does not value its shares. The NYSE
                                            is currently closed weekends and
                                            specified holidays.

VALUATION PERIOD                            The time between a Valuation Date
                                            and the next Valuation Date.

VARIABLE ACCOUNT                            A separate investment account of
                                            ours, identified on the Contact Data
                                            Page(s), which has been established
                                            under the State of Washington
                                            insurance laws. It is divided into
                                            Sub-Accounts.

VARIABLE ANNUITY PAYOUT                     A series of periodic payments to the
                                            Payee varying in amount based on the
                                            investment performance of the
                                            Variable Account Sub-Accounts under
                                            this contract.

WE, US, OUR                                 Northern Life Insurance Company at
                                            its home office in Seattle,
                                            Washington and its administrative
                                            office in Minot, North Dakota.

WRITTEN, IN WRITING                         A written request or notice signed,
                                            dated, and received at an address
                                            designated by us in a form we
                                            accept. You may ask us for the
                                            forms.


SECTION 2         THE CONTRACT
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A.     THE CONTRACT
                                            The entire contract is the contract;
                                            the Contract Data Page(s); the
                                            application; and attached
                                            endorsements.

                                            Unless fraudulent, all statements
                                            made by or on behalf of anyone
                                            covered by this contract are
                                            representations and not warranties.

                                            Only statements found in the
                                            attached application(s) may be used
                                            to cancel this contract or as our
                                            defense if we refuse to pay a claim.

B.     MODIFICATION OF CONTRACT
                                            Only our President or Secretary may
                                            change this contract on our behalf.
                                            No agent or any other person may
                                            change this contract. Any change
                                            must be in writing.

SECTION 3         PURCHASE PAYMENTS
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A.     GENERAL
                                            Purchase Payments must be in cash or
                                            a cash equivalent and are payable at
                                            our Home Office.

                                            Subject to Section 13C, you may make
                                            Purchase Payments at any time before
                                            the Start Date while the contract is
                                            in force.

                                            The initial Purchase Payment must
                                            equal or exceed the minimum as shown
                                            on the Contract Data Page(s).



Form No. 13079 7-99                                                            5
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SECTION 3         PURCHASE PAYMENTS (CONTINUED)
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                                            On a non-discriminatory basis, we
                                            may choose not to accept an
                                            additional Purchase Payment if:

                                            1.   It is less than a minimum lump
                                                 sum Purchase Payment of $5,000;
                                                 or

                                            2.   The additional Purchase Payment
                                                 plus the Contract Value at the
                                                 next Valuation Date exceeds
                                                 $1,000,000.

B.     ALLOCATION OF
       PURCHASE PAYMENTS
                                            You specified the initial allocation
                                            of Purchase Payments on your
                                            application for this contract. This
                                            allocation is shown on the Contract
                                            Data Page(s).

                                            The allocation of future Purchase
                                            Payments will remain the same unless
                                            you change it.

                                            You may change the percentage
                                            allocation between or among
                                            available Sub-Accounts and the Fixed
                                            Accounts at any time by giving us
                                            written notice.

                                            The change is subject to any
                                            limitations on the number of Funds
                                            available through each contract.

                                            Changes in the allocation will not
                                            be effective until the date we
                                            receive your notice and will only
                                            affect Purchase Payments we receive
                                            after that date.

                                            The allocation may be 100% to any
                                            account or may be divided between
                                            the accounts in whole percentage
                                            points, totaling 100%.

                                            Reallocations of the Contract Value
                                            are governed by Section 6.

SECTION 4         FIXED ACCOUNT
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A.     GENERAL
                                            The Fixed Account consists of Fixed
                                            Accounts A and C.

                                            Purchase Payments allocated, and
                                            Contract Value reallocated, to the
                                            Fixed Accounts will be credited with
                                            interest at rates we determine from
                                            time to time.

                                            The rate will never be less than an
                                            effective annual interest rate of
                                            three percent.
B.     INTEREST CREDITING
         1.       GENERAL
                                            We may credit interest in excess of
                                            the guaranteed rate of three
                                            percent.



Form No. 13079 7-99                                                            6
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SECTION 4         FIXED ACCOUNT (CONTINUED)
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         2.       INTEREST RATE
                  IN EFFECT
                                            Any interest rate in effect when an
                                            amount is allocated or reallocated
                                            to the Fixed Account is guaranteed
                                            for 12 months after it is received.

                                            All amounts in the Fixed Account,
                                            after the end of the year referenced
                                            above, are credited with excess
                                            interest at the rates in effect for
                                            the then current 12-month period.

                                            There may be more than one interest
                                            rate in effect at any time for Fixed
                                            Accounts A or C.

                                            The interest rate for Fixed Account
                                            C may be higher than Fixed Account
                                            A.

         3.       FACTORS DETERMINING
                  INTEREST RATE
                                            In setting interest rates, we
                                            consider many factors, including,
                                            but not limited to: investment yield
                                            rates, taxes, and contract
                                            persistency.

         4.       TIMING OF
                  INTEREST CREDITING
                                            We will credit interest to the Fixed
                                            Account Contract Value beginning on
                                            the date we receive your Purchase
                                            Payment or reallocation until it is
                                            withdrawn or otherwise reallocated.

                                            Interest will be credited and
                                            compounded daily to the Fixed
                                            Account Contract Value using the
                                            daily equivalents of effective
                                            annual interest rates.

C.     FIXED ACCOUNT C
                                            Fixed Account C is provided as a
                                            vehicle for dollar cost averaging to
                                            the Sub-Accounts.

D.     FIXED ACCOUNT
       CONTRACT VALUE
                                            The Fixed Account Contract Value on
                                            any Valuation Date is:

                                            1.   The sum of your Purchase
                                                 Payment(s) allocated to Fixed
                                                 Accounts A and C;

                                            2.   Plus any reallocations from the
                                                 Variable Account to Fixed
                                                 Account A;

                                            3.   Plus interest credited to Fixed
                                                 Accounts A and C;

                                            4.   Less any previous partial
                                                 withdrawals, amounts applied to
                                                 purchase partial annuity
                                                 payouts, and the Annual
                                                 Contract Charge(s) applied to
                                                 the Fixed Account;

                                            5.   Less any previous reallocations
                                                 to the Variable Account; and

                                            6.   Less premium tax deducted, if
                                                 any.



Form No. 13079 7-99                                                            7
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SECTION 5         VARIABLE ACCOUNT
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A.     GENERAL
                                            The Variable Account is registered
                                            with the Securities and Exchange
                                            Commission as a unit investment
                                            trust, under the Investment Company
                                            Act of 1940.

                                            We have complete ownership and
                                            control of the assets in the
                                            Variable Account. These assets are
                                            held separately from our other
                                            assets and are not part of our
                                            General Account.

                                            The portion of the assets of the
                                            Variable Account equal to the
                                            reserves, and other contract
                                            liabilities of the Variable Account,
                                            are not chargeable with liabilities
                                            from any other business that we may
                                            conduct.

                                            The income, gains and losses,
                                            realized or unrealized, from assets
                                            allocated to the Variable Account
                                            will be credited to, or charged
                                            against, the Variable Account,
                                            without regard to our other income,
                                            gains, or losses.

B.     SUB-ACCOUNTS
                                            The Variable Account is divided into
                                            Sub-Accounts, some of which are
                                            available under the contract. Each
                                            Sub-Account that is available under
                                            this contract invests in shares of a
                                            Fund. Funds initially available are
                                            set forth on the Contract Data
                                            Page(s).

                                            Shares of a Fund will be purchased
                                            and redeemed for a Sub-Account at
                                            their net asset value.

                                            We will reinvest the net asset value
                                            of the income, dividends, and gains,
                                            distributed from shares of a Fund,
                                            in additional shares of that Fund.
                                            The Fund prospectuses define the net
                                            asset value and describe the Funds.

                                            The dollar amounts of values and
                                            benefits of this contract provided
                                            by the Variable Account depend on
                                            the investment performance of the
                                            Funds in which your selected
                                            Sub-Accounts are invested.

                                            We do not guarantee the investment
                                            performance of the Funds. You bear
                                            the full investment risk for amounts
                                            applied to the Sub-Accounts.



Form No. 13079 7-99                                                            8
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SECTION 5         VARIABLE ACCOUNT (CONTINUED)
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C.     ACCUMULATION UNITS
                                            Purchase Payments received under
                                            this contract and allocated to, and
                                            any amounts reallocated to, the
                                            Variable Account will be credited in
                                            the form of Accumulation Units.

                                            To find the number of Accumulation
                                            Units:

                                            1.   Divide the amount of the
                                                 Purchase Payment allocated to
                                                 or any amount reallocated to
                                                 the Sub-Account;

                                            2.   By the value of an Accumulation
                                                 Unit for that Sub-Account on
                                                 the next Valuation Date.

                                            To find the number of Accumulation
                                            Units cancelled upon withdrawal, or
                                            reallocation, from a Sub-Account:

                                            1.   Divide the amount withdrawn or
                                                 reallocated;

                                            2.   By the Accumulation Unit value,
                                                 on the next Valuation Date.

                                            Each Accumulation Unit value was set
                                            at $10 when the Sub-Account first
                                            purchased investment shares.

                                            Subsequent values on any Valuation
                                            Date are equal to:

                                            1.   The previous Accumulation Unit
                                                 value;

                                            2.   Multiplied by the net
                                                 investment factor for that
                                                 Sub-Account for the Valuation
                                                 Date.

D.     VARIABLE ACCOUNT
       CONTRACT VALUE
                                            The Variable Account Contract Value
                                            is the total of the values of your
                                            interest in each Sub-Account. Each
                                            Sub-Account is equal to:

                                            1.   The number of Accumulation
                                                 Units;

                                            2.   Multiplied by the Accumulation
                                                 Unit value.

                                            The Variable Account Contract Value
                                            will vary from Valuation Date to
                                            Valuation Date.

E.     NET INVESTMENT FACTOR
                                            The net investment factor is an
                                            index number which reflects charges
                                            to this contract and the investment
                                            performance during a Valuation
                                            Period of the Fund in which a
                                            Sub-Account is invested.

                                            If the net investment factor is
                                            greater than one, the Accumulation
                                            Unit value has increased. If the net
                                            investment factor is less than one,
                                            the Accumulation Unit value has
                                            decreased.

                                            The net investment factor for a
                                            Sub-Account is determined by
                                            dividing (1) by (2) and then
                                            subtracting (3) from the result,
                                            where:



Form No. 13079 7-99                                                            9
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SECTION 5         VARIABLE ACCOUNT (CONTINUED)
--------------------------------------------------------------------------------
                                            1.   Is the net result of:

                                                 a.   The net asset value per
                                                      share of the Fund shares
                                                      held in the Sub-Account,
                                                      determined at the end of
                                                      the current Valuation
                                                      Period;

                                                 b.   Plus the per share amount
                                                      of any dividend or capital
                                                      gain distributions made on
                                                      the Fund shares held in
                                                      the Sub-Account during the
                                                      current Valuation Period;

                                                 c.   Plus a per share credit;
                                                      or

                                                 d.   Less a per share charge
                                                      for any taxes reserved
                                                      which we determine to have
                                                      resulted from the
                                                      operations of the
                                                      Sub-Account and to be
                                                      applicable to this
                                                      contract.

                                            2.   Is the net result of:

                                                 a.   The net asset value per
                                                      share of the Fund shares
                                                      held in the Sub-Account,
                                                      determined at the end of
                                                      the last prior Valuation
                                                      Period;

                                                 b.   Plus a per share credit;
                                                      or

                                                 c.   Less a per share charge
                                                      for any taxes reserved for
                                                      the last prior Valuation
                                                      Period which we determine
                                                      to have resulted from the
                                                      investment operations of
                                                      the Sub-Account and to be
                                                      applicable to this
                                                      contract.

                                            3.   Is a daily factor representing
                                                 the Mortality Risk Charge, the
                                                 Expense Risk Charge, and the
                                                 Administrative Charge adjusted
                                                 for the number of days in the
                                                 period. The charges are shown
                                                 on an annual basis on the
                                                 Contract Data Page(s).

F.     MORTALITY RISK CHARGE

                                            The Mortality Risk Charge pays us
                                            for assuming the mortality risk
                                            under this contract.

                                            This charge is included in the
                                            calculation of the net investment
                                            factor. It is shown on the Contract
                                            Data Page(s).

G.     EXPENSE RISK CHARGE
                                            The Expense Risk Charge pays us for
                                            guaranteeing that we will not
                                            increase the Annual Contract Charge
                                            or the Administrative Charge even
                                            though our cost of administering
                                            this contract and the Variable
                                            Account may increase.

                                            This Expense Risk Charge is included
                                            in the calculation of the net
                                            investment factor. It is shown on
                                            the Contract Data Page(s).



Form No. 13079 7-99                                                           10
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SECTION 5         VARIABLE ACCOUNT (CONTINUED)
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H.     ADMINISTRATIVE CHARGE AND
       ANNUAL CONTRACT CHARGE
                                            The Administrative Charge and the
                                            Annual Contract Charge shown on the
                                            Contract Data Page(s) pay us for the
                                            administrative expenses of the
                                            contract.

                                            The Administrative Charge is
                                            included in the calculation of the
                                            net investment factor.

                                            The Annual Contract Charge will be
                                            deducted from the Contract Value on
                                            each Contract Anniversary before the
                                            Start Date.

                                            We make the deduction from the Fixed
                                            Account and the Variable Account on
                                            a basis that reflects each account's
                                            proportionate percentage of the
                                            Contract Value.

                                            If you request a full withdrawal of
                                            this contract on other than the
                                            Contract Anniversary, the Annual
                                            Contract Charge will be deducted at
                                            the time of the withdrawal.

I.     PRODUCT CHARGE
                                            The Product Charge is the fee
                                            charged to offset the absence of a
                                            withdrawal charge on this contract.
                                            It is equal to an annual rate of
                                            0.15% of your average daily Variable
                                            Account Contract Value. The Product
                                            Charge is charged monthly.

                                            The Product Charge is deducted from
                                            the Variable Account Sub-Accounts in
                                            proportion to each account's
                                            proportionate percentage of Variable
                                            Account Contract Value as of the
                                            Valuation Date immediately preceding
                                            the date of deduction.

                                            If there is no Variable Account
                                            Contract Value as of the date of the
                                            deduction, the deduction will be
                                            made from the Fixed Account Contract
                                            Value in proportion to each
                                            account's proportionate percentage
                                            of Fixed Account Contract Value.

                                            If there is no Variable Account
                                            Contract Value during the entire
                                            month prior to the date of the
                                            deduction, no Product Charge will be
                                            deducted for that month.



Form No. 13079 7-99                                                           11
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SECTION 5         VARIABLE ACCOUNT (CONTINUED)
--------------------------------------------------------------------------------
J.     RESERVED RIGHTS

                                            We reserve the right, if permitted
                                            by applicable law, to:

                                            1.   Create new variable accounts;

                                            2.   Combine variable accounts,
                                                 including the Variable Account;

                                            3.   Remove, add, or combine
                                                 Sub-Accounts and make the new
                                                 Sub-Accounts available to
                                                 contract Owners at our
                                                 discretion;

                                            4.   Substitute shares of one Fund
                                                 for another;

                                            5.   Reallocate assets of the
                                                 Variable Account, which we
                                                 determine to be associated with
                                                 the class of contracts to which
                                                 this contract belongs, to
                                                 another variable account.

                                                 (If this type of reallocation
                                                 is made, the term "Variable
                                                 Account" as used in this
                                                 contract will then mean the
                                                 variable account to which the
                                                 assets were reallocated);

                                            6.   De-register the Variable
                                                 Account under the Investment
                                                 Company Act of 1940, if
                                                 registration is no longer
                                                 required;

                                            7.   Make any changes required by
                                                 the Investment Company Act of
                                                 1940;

                                            8.   Operate the Variable Account as
                                                 a management investment company
                                                 under the Investment Company
                                                 Act of 1940, or any other form
                                                 permitted by law;

                                            9.   Restrict or eliminate any
                                                 voting privileges of contract
                                                 Owners or other persons who
                                                 have voting privileges as to
                                                 the Variable Account; and

                                            10.  Waive the Annual Contract
                                                 Charge if the Contract Value
                                                 meets specified conditions, for
                                                 example if the Contract Value
                                                 exceeds $50,000.

                                                 We reserve the right to
                                                 reinstate the Annual Contract
                                                 Charge if the Contract Value
                                                 falls below $50,000.



Form No. 13079 7-99                                                           12

SECTION 6         REALLOCATIONS OF CONTRACT VALUE
--------------------------------------------------------------------------------
A.     GENERAL
                                            You may reallocate Contract Value
                                            between or among Sub-Accounts, from
                                            one or more Sub-Accounts to the
                                            Fixed Account, and from the Fixed
                                            Account to one or more Sub-Accounts,
                                            subject to certain limitations.
                                            Subject to the restrictions in
                                            Section 6B, we make a reallocation:

                                            1.   On the next Valuation Date
                                                 after we receive your written
                                                 instructions requesting the
                                                 reallocation; or

                                            2.   As of a Valuation Date you
                                                 request which occurs
                                                 thereafter.

                                            Reallocations are subject to the
                                            availability of Sub-Accounts.

                                            On a non-discriminatory basis, we
                                            reserve the right to:

                                            1.   Impose a charge of up to $25
                                                 for each reallocation of
                                                 Contract Value;

                                            2.   Limit the number of
                                                 reallocations you can make;

                                            3.   Establish minimum and maximum
                                                 amounts for reallocations; and

                                            4.   Reallocate the entire Contract
                                                 Value remaining in a
                                                 Sub-Account or any Fixed
                                                 Account in the event that a
                                                 reallocation request would
                                                 bring such remaining Contract
                                                 Value below a specified amount.

                                            Allocation of Purchase Payments is
                                            governed by Section 3.

B.     REALLOCATIONS FROM
       FIXED ACCOUNT
                                            Before the Start Date, Fixed Account
                                            A Contract Value may be reallocated
                                            at any time to the Variable Account.

C.     FIXED ACCOUNT C REALLOCATIONS
         1.       REQUIREMENTS
                                            Reallocations from Fixed Account C
                                            to the Variable Account must begin
                                            within 30 days from receipt of the
                                            Purchase Payment. They will be in
                                            substantially equal payments over a
                                            period of 12 months.

                                            You may change the Variable
                                            Sub-Account(s) receiving Fixed
                                            Account C reallocations by giving us
                                            written notice prior to the
                                            Reallocation Date.

                                            Only one reallocation of Fixed
                                            Account C will take place at any one
                                            time.

                                            If additional Purchase Payment(s)
                                            are received for allocation to Fixed
                                            Account C:

                                            1.   The balance of Fixed Account C
                                                 will be adjusted to reflect the
                                                 subsequent payment(s); and

                                            2.   Reallocations will be
                                                 recalculated based on the
                                                 number of months remaining in
                                                 the original 12-month period.



Form No. 13079 7-99                                                           13

 SECTION 6        REALLOCATIONS OF CONTRACT VALUE (CONTINUED)
--------------------------------------------------------------------------------
                                            Reallocations from Fixed Account A
                                            or the Variable Account, to Fixed
                                            Account C are prohibited.

                                            No full or partial withdrawals are
                                            available from Fixed Account C.

         2.       REALLOCATION DATE
                                            Reallocations from Fixed Account C
                                            will be transferred any time before
                                            the 29th day of each month. You may
                                            tell us in writing the date you want
                                            the reallocation to occur.
         3.       DISCONTINUING
                  REALLOCATIONS FROM
                  FIXED ACCOUNT C
                                            If reallocations from Fixed Account
                                            C are discontinued prior to the end
                                            of the 12-month term, the remaining
                                            balance of Fixed Account C will be
                                            reallocated to Fixed Account A,
                                            unless you tell us differently.

D.     ALL OTHER REALLOCATIONS
                                            Before the Start Date, you may make
                                            a written request to reallocate all
                                            or part of a Sub-Account's
                                            Accumulation Units to other
                                            Sub-Accounts or to Fixed Account A.

                                            To accomplish this reallocation, the
                                            appropriate Accumulation Units will
                                            be redeemed and their value will be
                                            reinvested in other Sub-Accounts, or
                                            reallocated to Fixed Account A or as
                                            directed in your request.

                                            Subject to the restrictions in the
                                            following paragraph, after a
                                            Variable Annuity Payout has begun,
                                            you may make a written request to
                                            reallocate your Annuity Units. This
                                            is done the same way and subject to
                                            the same conditions as reallocating
                                            Accumulation Units. However, we
                                            reserve the right to restrict these
                                            reallocations.

                                            No reallocations to or from Fixed
                                            Accounts A or C may be made after
                                            the Start Date. In the event that
                                            part of the Contract Value is
                                            applied to purchase annuity payouts,
                                            the remaining Contract Value may be
                                            reallocated as described above for
                                            periods prior to the Start Date.



Form No. 13079 7-99                                                           14

SECTION 7         WITHDRAWALS
--------------------------------------------------------------------------------
A.     GENERAL
                                            You may request a full or partial
                                            withdrawal by sending us a written
                                            request.

                                            We reserve the right to deduct
                                            applicable premium taxes and other
                                            state or federal taxes from the
                                            Contract Value on the date the
                                            withdrawal is taken.

                                            The amount withdrawn from the
                                            Sub-Accounts will be determined on
                                            the next Valuation Date following
                                            our receipt of your written request.
                                            This amount, less any charges, will
                                            normally be sent to you within seven
                                            days of our receipt of your written
                                            request.

                                            By law, we have the right to defer
                                            payment of withdrawals from the
                                            Fixed Account for up to six months
                                            from the date we receive your
                                            request.

B.     FULL WITHDRAWAL
                                            For a full withdrawal of the
                                            Contract Value, we calculate the
                                            withdrawal value this way:

                                            1.   Withdrawal value equals
                                                 Contract Value;

                                            2.   Less Annual Contract Charge.

                                            We will pay the withdrawal value to
                                            you in a lump sum, less any
                                            applicable taxes.

                                            Withdrawal of the entire Contract
                                            Value will result in termination of
                                            the contract in accordance with
                                            Section 12A, and we have no further
                                            obligation.

C.     PARTIAL WITHDRAWAL
                                            You may withdraw a portion of the
                                            Contract Value. For a partial
                                            withdrawal, we calculate the
                                            withdrawal value this way:

                                                     Withdrawal value equals
                                                     Contract Value withdrawn.

                                            On a non-discriminatory basis, we
                                            reserve the right to:

                                            1.   Impose a charge not to exceed
                                                 $25 for each partial
                                                 withdrawal; and

                                            2. Limit the number of partial
                                            withdrawals you may make.

                                            Unless we agree, on a
                                            non-discriminatory basis, each
                                            partial withdrawal must be at least
                                            $1,000, excluding those under
                                            Section 7D. Following a partial
                                            withdrawal, the remaining Contract
                                            Value must be at least $1,000.

D.     SYSTEMATIC WITHDRAWALS
                                            You may make a written request to
                                            automatically withdraw amounts from
                                            your contract. You may elect to
                                            receive these withdrawals monthly,
                                            quarterly, semi-annually, or
                                            annually, subject to any applicable
                                            federal or state laws, rules or
                                            regulations.

                                            The minimum amount of each
                                            systematic withdrawal may not be
                                            less than $300.



Form No. 13079 7-99                                                           15

--------------------------------------------------------------------------------
                                            Systematic withdrawals will end:

                                            1.   When the election amount
                                                 eligible for withdrawal falls
                                                 below $300;

                                            2.   When the contract ends due to
                                                 election of an annuity payout,
                                                 full withdrawal of the
                                                 contract, or death of any
                                                 Owner; or

                                            3.   You give us written notice to
                                                 end this option.

E.     FEDERAL TAXES
                                            Some or all of the withdrawal may be
                                            income on which you must pay tax.

                                            We may also be required to withhold
                                            taxes from amounts otherwise
                                            payable.

                                            In addition, there may be tax
                                            penalties if you make a withdrawal
                                            before age 59 1/2.

SECTION 8         ANNUITY BENEFITS
--------------------------------------------------------------------------------
A.     APPLICATION OF
       CONTRACT VALUE
                                            Upon receipt of your written request
                                            for an annuity payout, we apply all
                                            or a portion of the Contract Value
                                            to provide a Fixed Annuity Payout,
                                            or a Variable Annuity Payout, or
                                            both. The portion of the Contract
                                            Value we apply will be considered a
                                            partial withdrawal for the purpose
                                            of calculating the death benefit
                                            covered in Section 10.

                                            If the amount to be annuitized on
                                            the date the annuity payout is
                                            scheduled to begin is less than
                                            $5,000, we may pay the withdrawal
                                            value in a lump sum.

                                            We reserve the right to deduct
                                            applicable premium taxes and other
                                            state or federal taxes from the
                                            Contract Value on any Annuity Payout
                                            Date as required by law.

B.     ANNUITY PAYOUT OPTIONS
                                            You may select an annuity payout by
                                            sending us a written request.

                                            Your request must be received by us
                                            at least 30 days before the annuity
                                            payout is scheduled to begin.

                                            If you have not selected a required
                                            minimum distribution payment method,
                                            we will provide an annuity payout
                                            option to you at age 85, unless you
                                            notify us otherwise in writing.

                                            The following options are available
                                            for annuity payouts:



Form No. 13079 7-99                                                           16

SECTION 8         ANNUITY BENEFITS (CONTINUED)
--------------------------------------------------------------------------------
         OPTION ONE
                  INSTALLMENTS FOR LIFE
                  WITH OR WITHOUT A
                  FIXED PERIOD CERTAIN
                                            We will pay the proceeds in equal
                                            installments for as long as the
                                            Annuitant lives.

                                            If a fixed period certain is chosen,
                                            we guarantee to make payments for at
                                            least 120 months.

                                            If the Annuitant dies before the end
                                            of the fixed period certain, we will
                                            pay the remaining guaranteed
                                            payments in accordance with Section
                                            10.

                                            For each $1,000 of Contract Value
                                            applied, the Annuity Payout Option
                                            One Table shows:

                                            1.   The guaranteed minimum rate for
                                                 each installment under a Fixed
                                                 Annuity Payout; or

                                            2.   The rate used to determine the
                                                 first installment under a
                                                 Variable Annuity Payout using
                                                 an assumed yield of three
                                                 percent.

                                            The rate depends upon:

                                            1.   Whether the 120-month fixed
                                                 period certain is chosen; and

                                            2.   The Annuitant's age on his/her
                                                 birthday nearest the date the
                                                 first installment is due.

         OPTION TWO
                  JOINT AND SURVIVOR
                  ANNUITY PAYOUT
                                            We will pay the proceeds in equal
                                            installments for as long as either
                                            the Annuitant or the joint Annuitant
                                            is alive.

                                            For each $1,000 of Contract Value
                                            applied, the Annuity Payout Option
                                            Two Table shows:

                                            1.   The guaranteed minimum rate for
                                                 each installment at various
                                                 ages under a Fixed Annuity
                                                 Payout; or

                                            2.   The rate used to determine the
                                                 first installment under a
                                                 Variable Annuity Payout using
                                                 an assumed yield of three
                                                 percent.

         OPTION THREE
                  OTHER FIXED AND VARIABLE
                  ANNUITY PAYOUTS
                                            We will pay the proceeds under any
                                            other Fixed and Variable Annuity
                                            Payouts that we may offer. Contact
                                            us for details.



Form No. 13079 7-99                                                           17

SECTION 8         ANNUITY BENEFITS (CONTINUED)
--------------------------------------------------------------------------------
C.     CHANGE OF ANNUITY
       PAYOUT DATE
                                            Unless we agree otherwise, the first
                                            Annuity Payout Date must be at least
                                            60 days after the Issue Date. The
                                            first Annuity Payout Date is the
                                            first business day of the first
                                            calendar month in which an annuity
                                            payout will be made to you.

                                            You may change the Start Date by
                                            giving us at least 30 days advance
                                            written notice.

D.     FREQUENCY AND AMOUNT OF
       PAYMENTS
                                            Annuity payments will be made
                                            monthly unless we agree to a
                                            different payment schedule.

                                            We reserve the right to change the
                                            frequency of either Fixed or
                                            Variable Annuity Payouts so that
                                            each payment will be at least $100.

E.     FIXED ANNUITY PAYOUTS
                                            The dollar amount of all payments is
                                            fixed during the entire period of
                                            annuity payments, according to the
                                            provisions of the annuity payout
                                            option selected.

                                            If your contract is an IRA,
                                            guaranteed minimum Annuity Payout
                                            Option One and Two rates for Fixed
                                            Annuity Payouts are based upon three
                                            percent yearly interest and rates
                                            derived from 1983 Mortality Table a.

                                            Other Fixed Annuity Payout rates may
                                            be available, but rates will never
                                            be less than those shown in the
                                            Annuity Payout Option One and Two
                                            Tables. Contact us for details.

                                            In setting Fixed Annuity Payout
                                            rates, we consider many factors,
                                            including, but not limited to:
                                            investment yield rates; taxes; and
                                            contract persistency.

F.     PAYMENT OF PRESENT VALUE
                                            Following the death of the Annuitant
                                            and any joint Annuitant under a
                                            Fixed Annuity Payout, we may offer
                                            the Beneficiary payment of the
                                            present value of the unpaid
                                            remaining payments if he/she chooses
                                            not to continue annuity payouts.

                                            If the present value is payable, we
                                            calculate it this way:

                                            1.   We determine the number of
                                                 unpaid remaining payments when
                                                 we receive proof of death; and

                                            2.   We discount the remaining
                                                 payments at the rate specified
                                                 in the terms of the Fixed
                                                 Annuity Payout supplemental
                                                 contract.



Form No. 13079 7-99                                                           18

SECTION 8         ANNUITY BENEFITS (CONTINUED)
--------------------------------------------------------------------------------
G.     VARIABLE ANNUITY PAYOUTS

                                            If you elect a Variable Annuity
                                            Payout, all or a portion of the
                                            Variable Account Contract Value is
                                            used to provide payments which:

                                            1.   After the first payment, are
                                                 not predetermined or guaranteed
                                                 as to dollar amount; and

                                            2.   Vary in amount with the
                                                 investment experience of the
                                                 Sub-Accounts.

                                            Based upon the option chosen, the
                                            first payout is determined by the
                                            amount of the Contract Value used to
                                            provide the Variable Annuity Payout.
                                            The Contract Value is converted into
                                            a fixed number of Annuity Units, and
                                            subsequent payouts are determined by
                                            the value of the Annuity Units.

                                            Reallocations among Sub-Accounts
                                            before the Start Date are governed
                                            by Section 6.

H.     DETERMINATION OF THE FIRST
       VARIABLE ANNUITY PAYMENT

                                            If you elect a Variable Annuity
                                            Payout, the Contract Value from a
                                            Sub-Account, less applicable taxes,
                                            will be applied to the applicable
                                            Annuity Payout Option Table. This
                                            will be done:

                                            1.   On the Valuation Date
                                                 immediately preceding the
                                                 seventh calendar day before
                                                 payments begin; and

                                            2.   In accordance with the annuity
                                                 payout option chosen.

                                            The amount payable for the first
                                            payment for each $1,000, so applied
                                            under Annuity Payout Options One and
                                            Two based upon an assumed yield of
                                            three percent is shown in the tables
                                            on pages 21 and 22.

I.     VARIABLE ANNUITY PAYOUTS
       AFTER THE FIRST ANNUITY PAYOUT

                                            Variable Annuity Payouts after the
                                            first payout are not fixed and vary
                                            in amount. The amount changes with
                                            the investment performance of the
                                            Sub-Accounts, and may change from
                                            month to month. The dollar amount of
                                            such payments is determined as
                                            follows:

                                            1.   The dollar amount of the first
                                                 Variable Annuity Payout is
                                                 divided by the Annuity Unit
                                                 value as of the Valuation Date
                                                 immediately preceding the
                                                 seventh calendar day before the
                                                 payments begin. This result
                                                 establishes the number of
                                                 Annuity Units for each monthly
                                                 annuity payment after the first
                                                 payment. This number of Annuity
                                                 Units remains fixed during the
                                                 annuity payment period.



Form No. 13079 7-99                                                           19

SECTION 8         ANNUITY BENEFITS (CONTINUED)
--------------------------------------------------------------------------------

                                            2.   The fixed number of Annuity
                                                 Units is multiplied by the
                                                 Annuity Unit value as of the
                                                 Valuation Date immediately
                                                 preceding the seventh calendar
                                                 day before the date the payment
                                                 is due. The result establishes
                                                 the dollar amount of the
                                                 payment.

                                            We guarantee the dollar amount of
                                            each payout after the first will not
                                            be affected by variations in
                                            expenses or mortality experience.

J.     ANNUITY UNIT VALUES

                                            For each Sub-Account, the Annuity
                                            Unit value was set at $10 when
                                            Accumulation Units were first
                                            converted into Annuity Units.
                                            Subsequent Annuity Unit values for
                                            any Valuation Period are equal to:

                                            1.   The net investment factor for
                                                 the Valuation Period for which
                                                 the Annuity Unit value is being
                                                 calculated;

                                            2.   Multiplied by the Annuity Unit
                                                 value for the preceding
                                                 Valuation Period; and

                                            3.   Divided by the daily factor at
                                                 the assumed yield not to exceed
                                                 five percent (designed to
                                                 offset the assumed yield used
                                                 to determine the first payment)
                                                 adjusted for the number of days
                                                 in the Valuation Period.

                                            ------------------------------------

                                            Note: The net investment factor, the
                                                  Annuity Unit value, and the
                                                  daily factor vary from day to
                                                  day. If you have any questions
                                                  you should contact us at 1
                                                  877-884-5050.

K.     EXCHANGE OF ANNUITY UNITS

                                            After the annuity payout begins,
                                            Annuity Units of any Sub-Account may
                                            be exchanged for units of any other
                                            Sub-Accounts. This may be done no
                                            more than once a year. Once the
                                            annuity payout starts, no exchanges
                                            may be made to or from any fixed
                                            annuity.



Form No. 13079 7-99                                                           20

SECTION 8         ANNUITY BENEFITS (CONTINUED)
--------------------------------------------------------------------------------



                              ANNUITY PAYOUT TABLE
                                   OPTION ONE
              Installments for life with or without a fixed period
            certain Monthly income for each $1,000 of Contract Value

                             FIXED PERIOD IN MONTHS

                                          MALE                                      FEMALE
                                -------------------------                  -------------------------
         AGE                    None                  120                  None                  120
         ---                    ----                  ---                  ----                  ---
          50                    4.27                 4.22                  3.90                 3.89
          51                    4.34                 4.29                  3.97                 3.95
          52                    4.43                 4.37                  4.03                 4.01
          53                    4.51                 4.45                  4.10                 4.08
          54                    4.60                 4.54                  4.18                 4.15
          55                    4.70                 4.62                  4.25                 4.22
          56                    4.80                 4.72                  4.34                 4.30
          57                    4.91                 4.82                  4.42                 4.38
          58                    5.03                 4.92                  4.52                 4.47
          59                    5.15                 5.03                  4.61                 4.56
          60                    5.28                 5.14                  4.72                 4.66
          61                    5.42                 5.26                  4.83                 4.76
          62                    5.57                 5.39                  4.95                 4.86
          63                    5.74                 5.52                  5.07                 4.98
          64                    5.91                 5.66                  5.21                 5.10
          65                    6.10                 5.81                  5.35                 5.22
          66                    6.29                 5.96                  5.51                 5.36
          67                    6.50                 6.11                  5.67                 5.50
          68                    6.73                 6.28                  5.85                 5.65
          69                    6.97                 6.44                  6.04                 5.80
          70                    7.23                 6.61                  6.25                 5.96
          71                    7.51                 6.78                  6.47                 6.14
          72                    7.80                 6.96                  6.71                 6.31
          73                    8.12                 7.14                  6.97                 6.50
          74                    8.45                 7.32                  7.26                 6.69
          75                    8.82                 7.49                  7.56                 6.89
          76                    9.21                 7.67                  7.90                 7.09
          77                    9.62                 7.84                  8.26                 7.29
          78                   10.07                 8.01                  8.65                 7.49
          79                   10.55                 8.17                  9.07                 7.69
          80                   11.06                 8.33                  9.53                 7.89


----------
Instead of such monthly installments, yearly, semi-annual or quarterly installments may be selected. Amounts for ages not shown in this table may be obtained upon request.



Form No. 13079 7-99                                                           21

SECTION 8         ANNUITY BENEFITS (CONTINUED)
--------------------------------------------------------------------------------




                              ANNUITY PAYOUT TABLE
                                   OPTION TWO
                           Joint and Survivor Annuity
                Monthly Income for Each $1,000 of Contract Value

                                                         FEMALE AGE
                 -------------------------------------------------------------------------------------------
   MALE AGE          50           55           60            65           70            75           80
---------------- ----------- ------------- ------------ ------------- ------------ ------------- -----------
      50            3.60         3.75         3.88          3.99         4.08          4.15         4.20
      55            3.69         3.88         4.06          4.23         4.38          4.50         4.58
      60            3.76         3.99         4.23          4.49         4.72          4.91         5.06
      65            3.81         4.07         4.38          4.72         5.07          5.39         5.65
      70            3.84         4.14         4.50          4.93         5.40          5.89         6.34
      75            3.87         4.18         4.58          5.08         5.68          6.37         7.07
      80            3.88         4.21         4.64          5.19         5.90          6.78         7.77

----------
     Amounts for ages not shown in this table may be obtained upon request.


SECTION 9         GENERAL PROVISIONS
--------------------------------------------------------------------------------
A.     BENEFICIARY CHANGE
                                            You have the right to name an
                                            Irrevocable Beneficiary on the
                                            application.

                                            You may add a Beneficiary or change
                                            the Beneficiary by written request
                                            during your lifetime if:

                                            1.   The contract is in force; and

                                            2.   We have the written consent of
                                                 each Irrevocable Beneficiary.

                                            If there is more than one
                                            Beneficiary, we pay them in equal
                                            shares unless you have requested
                                            otherwise in writing.

                                            Any addition or change of
                                            Beneficiary should be sent to our
                                            Home Office.

                                            The addition or change will take
                                            effect on the date you signed the
                                            request. It will not affect any
                                            payment or action we make before we
                                            receive and record that request.


Form No. 13079 7-99                                                           22

SECTION 9         GENERAL PROVISIONS (CONTINUED)
--------------------------------------------------------------------------------
B.     BENEFICIARY'S
       SUCCESSION OF INTEREST

                                            If no Beneficiary is named, or if no
                                            Beneficiary survives you, we will
                                            pay your estate.

                                            If a Beneficiary survives you, but
                                            dies before receiving his/her full
                                            share, we will pay his/her share in
                                            the following order, unless you
                                            requested otherwise in writing:

                                            1.   To any surviving Beneficiary,
                                                 in the same class of
                                                 Beneficiary;

                                            2.   To any Contingent Beneficiary;

                                            3.   To the Beneficiary's surviving
                                                 spouse;

                                            4.   Equally to the Beneficiary's
                                                 surviving children; or

                                            5.   To the Beneficiary's estate.

C.     EVIDENCE OF SURVIVAL
                                            We may require proof that a person
                                            is alive on the Required
                                            Distribution Date, the Start Date,
                                            or at any time thereafter.

D.     INCONTESTABILITY
                                            This contract has a two-year
                                            contestable period running from its
                                            Issue Date.

                                            After this contract has been in
                                            force for two years from its Issue
                                            Date, we cannot claim that the
                                            contract is void unless the contract
                                            has been terminated in accordance
                                            with Section 12.

E.     INTEREST ON DEATH BENEFIT

                                            Any death benefit paid under this
                                            contract from the Fixed Account will
                                            include interest from the death
                                            benefit Valuation Date until the
                                            death benefit is paid at a rate not
                                            less than that required by law. Any
                                            death benefit paid under this
                                            contract from the Variable Account
                                            will not include interest.

F.     MISSTATEMENT OF AGE OR SEX

                                            If your age or sex is misstated, the
                                            Required Distribution Date and/or
                                            the Start Date will be adjusted to
                                            reflect the true age or sex.

                                            If age has been misstated and
                                            payments have begun under a Fixed or
                                            Variable Annuity Payout, we will
                                            change the amounts payable to what
                                            the Payee is entitled to at the true
                                            age or sex. If the misstatement
                                            caused us to make an overpayment, we
                                            will deduct that amount from future
                                            payments.

                                            If the misstatement caused us to
                                            make an underpayment, we will pay
                                            that amount immediately.



Form No. 13079 7-99                                                           23

SECTION 9         GENERAL PROVISIONS (CONTINUED)
--------------------------------------------------------------------------------

                                            We have the right to require proof
                                            of an Annuitant's age or sex before
                                            we make payment under any Fixed or
                                            Variable Annuity Payout.

G.     NONPARTICIPATING
                                            The contract does not share in our
                                            profits or surplus. No dividends are
                                            paid under this contract.

H.     PAYMENTS AND SETTLEMENTS

                                            All payments and settlements we make
                                            are payable from our Home Office. We
                                            may require that this contract be
                                            returned before payments and
                                            settlements are made.

I.     PROOF OF DEATH

                                            We accept any of the following as
                                            proof of death:

                                            1.   A certified copy of a death
                                                 certificate;

                                            2.   A certified copy of a decree of
                                                 a court of competent
                                                 jurisdiction as to the finding
                                                 of death; or

                                            3.   Any other proof satisfactory to
                                                 us.

J.     PROTECTION OF PROCEEDS

                                            Payments we make under this
                                            contract:

                                            1.   May not be assigned before they
                                                 are due; and

                                            2.   Except as permitted by law, are
                                                 not subject to claims of
                                                 creditors or legal process.

K.     TAX WITHHOLDING

                                            We will withhold taxes from any
                                            payment made when required by law or
                                            regulation.

L.     YEARLY STATEMENT

                                            At least once each Contract Year, we
                                            will send you a report showing the
                                            Contract Value.

SECTION 10        PAYMENTS AT DEATH
--------------------------------------------------------------------------------
A.     GENERAL

                                            At the Beneficiary's election,
                                            distribution of all or part of the
                                            death benefit may be deferred to the
                                            extent allowed by state or federal
                                            law or IRS regulation.

                                            When an Owner dies before the Start
                                            Date, the individual entitled to the
                                            death benefit is the first person in
                                            priority order, among the following,
                                            who is alive on the date of Owner's
                                            death:




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SECTION 10        PAYMENTS AT DEATH (CONTINUED)
--------------------------------------------------------------------------------

                                            1.   Joint Owner, if any; or

                                            2.   Primary Beneficiary; or

                                            3.   Contingent Beneficiary.

                                            If none of the persons above are
                                            alive on the date of Owner's death,
                                            the death benefit will then be paid
                                            to Owner's estate.

                                            If the designated Beneficiary, as
                                            determined above, is the Owner's
                                            surviving legal spouse, the legal
                                            spouse has the additional option to
                                            continue the contract as the Owner.

                                            Your surviving legal spouse would
                                            then have all ownership rights
                                            described in the contract.

                                            If the legal spouse elects to
                                            continue the contract, he/she may
                                            not later decide to receive the
                                            death benefit.

B.     DEFINITION OF TERMS

         1.       ADJUSTED PURCHASE
                  PAYMENT TOTAL

                                            The initial Adjusted Purchase
                                            Payment Total is equal to the amount
                                            of the first Purchase Payment we
                                            receive. The Adjusted Purchase
                                            Payment Total is increased by the
                                            amount of each subsequent Purchase
                                            Payment. The Adjusted Purchase
                                            Payment Total is decreased by each
                                            Annual Contract Charge. For each
                                            partial withdrawal, the Adjusted
                                            Purchase Payment Total is reduced by
                                            multiplying it by the fraction A
                                            divided by B, (A/B), where:

                                            1.   A is the Contract Value
                                                 immediately after a partial
                                                 withdrawal; and

                                            2.   B is the Contract Value
                                                 immediately before a partial
                                                 withdrawal.

         2.       RESET CONTRACT
                  ANNIVERSARY

                                            The last consecutive six-year
                                            anniversary date measured from the
                                            Issue Date.

         3.       RESET DEATH BENEFIT

                                            On the Reset Contract Anniversary,
                                            the Reset Death Benefit is equal to
                                            the Contract Value.

                                            The Reset Death Benefit is increased
                                            by the amount of each Purchase
                                            Payment made after the Reset
                                            Contract Anniversary.



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SECTION 10        PAYMENTS AT DEATH (CONTINUED)
--------------------------------------------------------------------------------

                                            For each partial withdrawal taken
                                            after the Reset Contract
                                            Anniversary, the Reset Death Benefit
                                            is reduced by multiplying it by the
                                            fraction A divided by B, (A/B),
                                            where:

                                            1.   A is the Contract Value
                                                 immediately after the partial
                                                 withdrawal; and

                                            2.   B is the Contract Value
                                                 immediately before the partial
                                                 withdrawal.

C.     DEATH BENEFIT
       BEFORE THE START DATE

                                            If the first Owner listed on the
                                            contract is living and the Annuitant
                                            dies before the Start Date, we will
                                            automatically name the first Owner
                                            as the successor Annuitant. There
                                            will be no change in status if there
                                            is only one Owner and one of the
                                            Annuitants dies. You may also
                                            surrender the contract.

                                            If the Owner is a non-natural person
                                            and the Annuitant dies before the
                                            Start Date, the Contract Value will
                                            be paid to the Beneficiary.

                                            The amount of the death benefit is
                                            defined as follows:

                                            1.   If you die on or before the
                                                 first day of the month
                                                 following your 80th birthday,
                                                 the death benefit is the
                                                 greater of A, b, or C where:

                                                 a.   A is the Contract Value on
                                                      the Death Benefit
                                                      Valuation Date;

                                                 b.   B is the Adjusted Purchase
                                                      Payment Total; and

                                                 c.   C is the Reset Death
                                                      Benefit.

                                            2.   If you die after the first day
                                                 of the month following your
                                                 80th birthday, the death
                                                 benefit is the greater of A or
                                                 B where:

                                                 a.   A is the Contract Value on
                                                      the Death Benefit
                                                      Valuation Date; and

                                                 b.   B is the Adjusted Purchase
                                                      Payment.

D.     DEATH BENEFIT VALUATION DATE

                                            The Death Benefit Valuation Date is
                                            the Valuation Date following the
                                            date we receive the later of:

                                            1.   Proof of your death; or

                                            2.   The Beneficiary's written
                                                 request in a form which we
                                                 approve for:

                                                 a.     A single sum payment; or

                                            b.   An annuity payout permitted by
                                                 Code Section 408(b)(3).



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SECTION 10        PAYMENTS AT DEATH (CONTINUED)
--------------------------------------------------------------------------------
E.     PAYMENT OF DEATH BENEFIT

                                            If the Beneficiary elects a single
                                            sum payment, we will make payment
                                            within seven days after the Death
                                            Benefit Valuation Date.

                                            If an annuity payout is requested,
                                            it may be any annuity payout:

                                            1.   That could have been selected
                                                 under Section 8; and

                                            2.   Which is permitted by Code
                                                 Sections 401(a)(9), 408(b)(3),
                                                 and the regulations thereunder.

F.     DEATH BENEFIT ON OR
       AFTER THE START DATE

                                            On or after the Start Date, the
                                            amount of the death benefit, if any,
                                            is governed by the annuity payout in
                                            effect on the date of your death.

SECTION 11        AMENDMENT AND DISCLAIMER
--------------------------------------------------------------------------------

A.     AMENDMENT

                                            We reserve the right to amend this
                                            contract in order to include any
                                            future changes relating to this
                                            contract's remaining qualified for
                                            treatment as an annuity contract
                                            under the following:

                                            1.   The Code;

                                            2.   IRS rulings and regulations;
                                                 and

                                            3.   Any requirements imposed by the
                                                 Internal Revenue Service.

B.     DISCLAIMER

                                            We will be under no obligation for
                                            any of the following:

                                            1.   To determine whether a Purchase
                                                 Payment, distribution or
                                                 transfer under the contract
                                                 complies with the provisions,
                                                 terms and conditions of each
                                                 plan or with applicable law;

                                            2.   To administer any such plan,
                                                 including, without limitation,
                                                 any provisions required by the
                                                 Retirement Equity Act of 1984;
                                                 or

                                            3.   For any tax penalties owed by
                                                 any party resulting from
                                                 failure to comply with the Code
                                                 and IRS rulings, regulations,
                                                 and requirements applicable to
                                                 this contract.



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
SECTION 12        TERMINATION
--------------------------------------------------------------------------------
A.     TERMINATION

                                            This contract will end on the
                                            earliest of the following:

                                            1.   When the entire withdrawal
                                                 value is withdrawn on or before
                                                 the Start Date; or

                                            2.   When the Contract Value is paid
                                                 in a lump sum as the death
                                                 benefit before the Start Date.

                                            In addition, if:

                                            1.   You have not made any Purchase
                                                 Payments for a period of two
                                                 full years; and

                                            2.   The guaranteed monthly benefit
                                                 under the life annuity with
                                                 payments for 10 or 20 years
                                                 would be less than $20 per
                                                 month when you reach age 71, or
                                                 at the end of Contract Year 12,
                                                 whichever is later;

                                            then, we may terminate the contract
                                            by payment of the current withdrawal
                                            value.

                                            This payment may be made to you, or,
                                            if you request, to another annuity
                                            or IRA.

SECTION 13        IF YOUR CONTRACT IS AN IRA
--------------------------------------------------------------------------------
A.     GENERAL
                                            If you purchased this contract as an
                                            Individual Retirement Annuity (IRA),
                                            this Section restricts how a
                                            Purchase Payment and any withdrawals
                                            may be made under the contract both
                                            before and after your death.

                                            It refers to Code Sections
                                            401(a)(9), and 408(b)(3), 408(k),
                                            including the incidental death
                                            benefit provisions of Proposed
                                            Treasury Regulation Section
                                            1.401(a)(9)-2.

                                            This Section modifies any other
                                            provision in the contract to the
                                            contrary when this contract is an
                                            IRA.

                                            If you have questions about IRA
                                            requirements, consult your personal
                                            tax adviser.

B.     OWNER

                                            For an IRA:

                                            1.   You must be the Annuitant.

                                            2.   Joint Ownership is not
                                                 permitted.

                                            3.   You cannot name a different
                                                 Owner for the contract.

                                            4.   The contract is established for
                                                 your exclusive benefit and the
                                                 exclusive benefit of your
                                                 Beneficiaries.

                                            5.   You may not borrow money from
                                                 your contract.

                                            6.   Your interest in your contract
                                                 is non-transferable.

                                            7.   You cannot assign your interest
                                                 in the contract to another
                                                 person.

                                            8.   Your entire interest in your
                                                 contract is nonforfeitable.



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SECTION 13        IF YOUR CONTRACT IS AN IRA (CONTINUED)
--------------------------------------------------------------------------------
C.     CONTRIBUTION

                                            Any contribution must be in cash or
                                            a cash equivalent. Only the
                                            following contribution may exceed
                                            $2,000 for any taxable year:

                                            1.   A rollover contribution
                                                 described in Code Sections
                                                 402(c), 403(a)(4), 403(b)(8)
                                                 and 408(d)(3);

                                            2.   An amount transferred from
                                                 another individual retirement
                                                 account or annuity; or

                                            3.   A contribution made according
                                                 to the terms of a Simplified
                                                 Employee Pension Plan as
                                                 described in Code Section
                                                 408(k).

                                            No contribution may be made on your
                                            behalf for the tax year you reach
                                            age 70 1/2 and any year thereafter.

                                            You have the sole responsibility for
                                            determining whether the contribution
                                            meets applicable income tax
                                            requirements.

                                            If we receive a Purchase Payment
                                            greater than that permitted by law,
                                            you may make a written request to
                                            withdraw the excess following the
                                            Code, subject to applicable tax
                                            penalties.

D.     IRA DISTRIBUTION REQUIREMENTS

                                            You must elect to take a
                                            distribution under the contract on
                                            or before the required beginning
                                            date. This date commences no later
                                            than April 1 of the calendar year
                                            following the calendar year in which
                                            you attain age 70 1/2.

                                            An exception to this rule is that
                                            you may tell us in writing that you
                                            are using another acceptable source
                                            under federal law to meet
                                            distribution requirements.

                                            Distributions for each calendar year
                                            after the year you become 70 1/2
                                            (including the year of your required
                                            beginning date) must be made by each
                                            December 31.

                                            You have the sole responsibility for
                                            requesting a distribution that
                                            complies with applicable law.

                                            Such distribution will be payable in
                                            equal amounts, no less frequently
                                            than annually.

                                            Distributions will be made:

                                            1.   In a lump sum;

                                            2.   Over your life;

                                            3.   Over the lives of you and your
                                                 Beneficiary;

                                            4.   Over a period certain not
                                                 exceeding your life expectancy;
                                                 or

                                            5.   Over a period certain not
                                                 exceeding the joint and last
                                                 survivor life expectancy of you
                                                 and your Beneficiary.



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



SECTION 13        IF YOUR CONTRACT IS AN IRA (CONTINUED)
--------------------------------------------------------------------------------

                                            Distributions must be non-increasing
                                            or may increase only as provided in
                                            Q&A F-3 of Proposed Treasury
                                            Regulations Section 1.401 (a)(9)-1.

                                            If your entire interest is to be
                                            distributed in other than a single
                                            lump sum, the minimum amount to be
                                            distributed each year will be
                                            determined according to Code Section
                                            408(b)(3). The distribution will
                                            start on the required beginning date
                                            and will continue each year
                                            thereafter.

E.     DEATH BENEFIT BEFORE THE
       REQUIRED START DATE

                                            If you die before distribution has
                                            begun, the entire interest must be
                                            distributed no later than December
                                            31 of the calendar year in which the
                                            fifth anniversary of your death
                                            occurs.

                                            However, proceeds which are payable
                                            to a named Beneficiary who is a
                                            natural person may be distributed in
                                            equal installments over:

                                            1.   The lifetime of the
                                                 Beneficiary; or

                                            2.   A period not exceeding the life
                                                 expectancy of the Beneficiary,

                                            provided such distribution begins no
                                            later than December 31 following the
                                            calendar year in which your death
                                            occurred.

                                            If the Beneficiary is your surviving
                                            legal spouse, he or she may elect to
                                            receive equal or substantially equal
                                            distributions over the life or life
                                            expectancy of the surviving legal
                                            spouse.

                                            The election must be made no later
                                            than December 31 of the calendar
                                            year in which the fifth anniversary
                                            of your death occurs.

                                            Distributions must commence prior to
                                            the date on which you would have
                                            attained age 70 1/2.

                                            Minimum distributions will be
                                            calculated according to Code Section
                                            408(b)(3).

                                            Alternatively, your surviving legal
                                            spouse may continue the contract as
                                            Owner.

                                            Under this requirement, any amount
                                            paid to any of your children will be
                                            treated as if it had been paid to
                                            your surviving legal spouse if the
                                            remainder of the interest becomes
                                            payable to the surviving legal
                                            spouse when the child reaches the
                                            age of majority.
G.     DEATH BENEFIT ON OR AFTER THE
       REQUIRED START DATE

                                            If you die after distribution of
                                            your interest has begun, the
                                            remaining portion of such interest
                                            will continue to be distributed at
                                            least as rapidly as under the method
                                            of distribution being used prior to
                                            your death.



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



SECTION 13        IF YOUR CONTRACT IS AN IRA (CONTINUED)
--------------------------------------------------------------------------------
H.     DETERMINING LIFE EXPECTANCY
       FOR DISTRIBUTIONS

                                            As used in this document, life
                                            expectancy and joint and last
                                            survivor life expectancy will be
                                            determined by use of the expected
                                            return multiples in Tables V and VI
                                            of Treasury Regulation Section
                                            1.72-9 according to Code Section
                                            408(b)(3).

                                            In the case of required
                                            distributions, life expectancy of
                                            you and your Beneficiary will be
                                            initially determined based on your
                                            attained ages in the year you reach
                                            age 70 1/2.

                                            In the case of the death benefit,
                                            the life expectancy will be
                                            initially determined on the basis of
                                            your Beneficiary's attained age in
                                            the year distributions are required
                                            to commence.

                                            Unless you (or your legal spouse)
                                            elect otherwise, prior to the time
                                            distributions are required to
                                            commence, your life expectancy (and,
                                            if applicable, your legal spouse's
                                            life expectancy) will be
                                            recalculated annually based on your
                                            attained ages in the year for which
                                            the required distribution is being
                                            determined.

                                            The life expectancy of a non-legal
                                            spouse Beneficiary will not be
                                            recalculated.

I.     DISCLAIMER

                                            We will be under no obligation for
                                            any of the following:

                                            1.   For any tax or tax penalties an
                                                 Owner, Annuitant, or
                                                 Beneficiary may owe resulting
                                                 from failure to comply with the
                                                 requirements imposed by the
                                                 Code or by any other applicable
                                                 federal or state law, rule or
                                                 regulation;

                                            2.   To determine whether the
                                                 Purchase Payment, distribution,
                                                 or transfer under the contract
                                                 complies with the provisions,
                                                 terms, and conditions of any
                                                 plan or with applicable law;

                                            3.   To administer any plan,
                                                 including, without limitation,
                                                 any provisions required by the
                                                 retirement Equity Act of 1984;

                                            4.   To provide any notifications or
                                                 reports required to be made by
                                                 an employer or any other
                                                 entity;

                                            5.   To verify or make provisions to
                                                 ensure that the contribution
                                                 was received by us within any
                                                 deadlines prescribed by law or
                                                 otherwise; or

                                            6.   To effect the correction of any
                                                 excess contribution.






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Form No. 13079 7-99

--------------------------------------------------------------------------------
INDIVIDUAL DEFERRED RETIREMENT ANNUITY CONTRACT
Nonparticipating
VARIABLE AND/OR FIXED ACCUMULATION
VARIABLE AND/OR FIXED DOLLAR ANNUITY PAYOUTS


NOTICE: To make Purchase Payments, make a claim, or exercise your rights under this contract, please write or call us at:

                                    RELIASTAR SERVICE CENTER
                                    P.O. Box 5050
                                    Minot, North Dakota 58702-5050
                                    877-884-5050



Please include your contract number in all correspondence.



NORTHERN LIFE INSURANCE COMPANY
1501 4th Avenue
Suite 1000
Seattle, WA 98101-3616

RELIASTAR SERVICE CENTER
2000 21st Avenue NW
Minot, North Dakota 58703










Form No. 13079 7-99